UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE l4A
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GELTOLOGY INC.

(Name of Registrant As Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy statement, if Other Than the Registrant)

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GELTOLOGY INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On June 28, 2013

Dear Fellow Stockholders:

We invite you to attend the 2013 Annual Meeting of Stockholders of Geltology Inc., a Delaware corporation (the “Company”), which will be held on June 28, 2013, at 10:00 a.m., local time (the “Annual Meeting”), at the Company’s offices at Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007. At the Annual Meeting, you will be asked to vote on the following proposals (as more fully described in the Proxy Statement accompanying this Notice):

1.	To elect three (3) members of the Company’s Board of Directors to serve until the 2014 Annual Meeting of Stockholders (or until successors are elected or directors resign or are removed).

2.	To amend the Company’s Certificate of Incorporation to change the Company’s name to “General Agriculture Corporation.”

3.	To amend the Company’s Certificate of Incorporation to effect a reverse stock split.

4.	To ratify the appointment of Patrizio & Zhao, LLC as our independent auditors for the fiscal year ending September 30, 2013.

5.	To approve of the non-binding advisory resolution approving the compensation of our named executive officers.

6.	To vote upon a non-binding advisory proposal as to the frequency (every one, two or three years) with which the non-binding shareholder vote to approve the compensation of our named executive officers should be conducted.

7.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

Only stockholders of record at the close of business on May 14, 2013 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

YOUR VOTE IS VERY IMPORTANT. WE HOPE YOU WILL ATTEND THIS ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES VIA THE INTERNET OR THE TOLL-FREE NUMBER AS DESCRIBED IN THE ENCLOSED MATERIALS. IF YOU RECEIVED A PROXY CARD BY MAIL, PLEASE SIGN, DATE AND RETURN IT IN THE ENVELOPE PROVIDED. IF YOU RECEIVED MORE THAN ONE PROXY CARD, IT IS AN INDICATION THAT YOUR SHARES ARE REGISTERED IN MORE THAN ONE ACCOUNT. PLEASE COMPLETE, DATE, SIGN AND RETURN EACH PROXY CARD YOU RECEIVE. IF YOU ATTEND THE ANNUAL MEETING AND VOTE IN PERSON, YOUR VOTE BY PROXY WILL NOT BE USED.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Xingping Hou

Xingping Hou
Chairman of the Board of Directors

Room 801, Plaza B, Yonghe Building
No. 28 AnDingMen East Street
Dongcheng District
Beijing, China
Postal Code: 100007
Date: June 10, 2013

GELTOLOGY INC.

Room 801, Plaza B, Yonghe Building

No. 28 AnDingMen East Street

Dongcheng District

Beijing, China

Postal Code: 100007

PROXY STATEMENT

2013 ANNUAL MEETING OF STOCKHOLDERS

June 28, 2013

GENERAL

This Proxy Statement is being furnished to the stockholders of GELTOLOGY INC. (the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board”). The proxies are for use at the 2013 Annual Meeting of Stockholders of the Company to be held on June 28, 2013, at 10:00 a.m., local time, or at any adjournment thereof (the “Annual Meeting”). The Annual Meeting will be held at the Company’s offices at Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007. The Company’s telephone number is 86-10-5869-4611.

The shares represented by your proxy will be voted at the Annual Meeting as therein specified (if the proxy is properly executed and returned, and not revoked).

The shares represented by your proxy will be voted as indicated on your properly executed proxy. If no directions are given on the proxy, the shares represented by your proxy will be voted:

FOR the election of the director nominees named herein (Proposal One), unless you specifically withhold authority to vote for one or more of the director nominees, if you are a record holder of your shares. If you hold your shares through a broker in “street name,” your broker will not be allowed to vote on Proposal One unless you direct your broker as to such vote.

FOR amending the Company’s Certificate of Incorporation to change the Company’s name to “General Agriculture Corporation” (Proposal Two).

FOR amending the Company’s Certificate of Incorporation to effect a reverse stock split (Proposal Three).

FOR ratifying the appointment of Patrizio & Zhao, LLC as our independent auditors for the fiscal year ending March 31, 2013 (Proposal Four).

FOR approving the non-binding advisory resolution approving the compensation of our named executive officers (Proposal Five).

FOR a non-binding advisory proposal to conduct a non-binding shareholder vote to approve the compensation of our named executive officers every three years (Proposal Six).

The Company knows of no other matters to be submitted to the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the Board may recommend.

These proxy solicitation materials are first being mailed to the stockholders on or about June 3, 2013.

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VOTING SECURITIES

Stockholders of record at the close of business on May 14, 2013 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, 127,349,551 shares of the Company’s Common Stock, $0.0001 par value (“Common Stock”), were issued and outstanding.

Each holder of Common Stock is entitled to one vote for each share of Common Stock held as of the Record Date.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

A majority of the aggregate combined voting power of the outstanding shares of Common Stock as of the Record Date must be present, in person or by proxy, at the Annual Meeting in order to have the required quorum for the transaction of business. If the aggregate voting power of the shares of Common Stock present, in person and by proxy, at the Annual Meeting does not constitute the required quorum, the Annual Meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum.

Shares of Common Stock that are voted “FOR,” “AGAINST” or “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum. Shares that are voted “FOR,” “AGAINST” or “ABSTAIN” with respect to a matter will also be treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter. Abstentions will be counted for purposes of quorum and will have the same effect as a vote “AGAINST” a proposal.

Broker non-votes (i.e., votes from shares of Common Stock held as of the Record Date by brokers or other custodians as to which the beneficial owners have given no voting instructions) will be counted for purposes of determining the presence or absence of a quorum for the transaction of business, but will not be counted for purposes of determining the number of Votes Cast with respect to a particular proposal on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the outcome of the voting on a proposal.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

In order for any stockholder proposal submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to be included in the Company’s Proxy Statement to be issued in connection with the 2014 Annual Meeting of Stockholders, such stockholder proposal must be received by the Company no later than February 8, 2014. Any such stockholder proposal submitted, including any accompanying supporting statement, may not exceed 500 words, as per Rule 14a-8 of the Exchange Act. Any such stockholder proposals submitted outside the processes of Rule 14a-8 promulgated under the Exchange Act, which a stockholder intends to bring forth at the Company’s 2014 Annual Meeting of Stockholders, will be untimely for purposes of Rule 14a-4 of the Exchange Act if received by the Company after February 8, 2014. All stockholder proposals must be made in writing addressed to the Company’s Secretary, Yongjun Zeng, at Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007.

REVOCABILITY OF PROXY

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company’s Secretary, Mr. Zeng, a written notice of revocation, a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person. Attending the Annual Meeting in and of itself will not constitute a revocation of a proxy.

DISSENTERS’ RIGHT OF APPRAISAL

Under Delaware General Corporation Law and the Company’s Certificate of Incorporation, stockholders are not entitled to any appraisal or similar rights of dissenters with respect to any of the proposals to be acted upon at the Annual Meeting.

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SOLICITATION

Proxies may be solicited by certain of the Company’s directors, executive officers and regular employees, without additional compensation, in person, or by telephone, e-mail or facsimile. The cost of soliciting proxies will be borne by the Company. The Company expects to reimburse brokerage firms, banks, custodians and other persons representing beneficial owners of shares of Common Stock for their reasonable out-of-pocket expenses in forwarding solicitation material to such beneficial owners.

Some banks, brokers and other record holders have begun the practice of “householding” notices, proxy statements and annual reports. “Householding” is the term used to describe the practice of delivering a single set of notices, proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company’s printing and mailing costs. The Company will promptly deliver an additional copy of any such document to any stockholder who writes or calls the Company. Alternatively, if you share an address with another stockholder and have received multiple copies of our notices, proxy statements and annual reports, you may contact us to request delivery of a single copy of these materials. Any such written request should be directed to the Secretary of the Company at the Company’s offices at Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007.

AVAILABILITY OF PROXY MATERIALS

This Proxy Statement and form of proxy, together with our Annual Report on Form 10-K, are first being mailed to shareholders on or about June 10, 2013. The Annual Report, which has been provided along with this Proxy Statement, is not a part of the proxy solicitation materials. Upon receipt of a written request, the Company will furnish to any shareholder, without charge, a copy of such Annual Report (without exhibits). Upon request and payment of $0.10 (ten cents) per page, copies of any exhibit to such Annual Report will also be provided. Any such written request should be directed to the Secretary of the Company at the Company’s offices at Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007.

PROPOSAL ONE
ELECTION OF DIRECTORS

The Board currently consists of three (3) directors, all of whom have been nominated for re-election. Stockholders and their proxies cannot vote for more than three (3) persons. Each nominee has consented to being named as a nominee for election as a director and has agreed to serve if elected. At the Annual Meeting, directors will be elected to serve one-year terms expiring at the next annual meeting of stockholders or until their successors are elected or until their earlier resignation or removal.

The directors shall be elected by a plurality of the Votes Cast at the Annual Meeting. A “plurality” means that the individuals who receive the largest number of Votes Cast are elected as directors up to the maximum number of directors to be elected at the Annual Meeting. If any nominee is not available for election at the time of the Annual Meeting (which is not anticipated), the proxy holders named in the proxy, unless specifically instructed otherwise in the proxy, will vote for the election of such other person as the existing Board may recommend, unless the Board decides to reduce the number of directors of the Company. Certain information about the nominees to the Company’s Board is set forth below.

Xingping Hou, 51, has been the Company’s Chairman of the Board, Chief Executive Officer and President since July 2012. Mr. Hou has served as the Executive Director, Manager of General Fruit since March 2003 and as the Executive Director, Manager of General Preservation since July 2003. Mr. Hou has also served as the Chairman of the Board for each of General Red Industry Group Co., Ltd. and Shaanxi General Red Agricultural Development Co., Ltd. since May 2010 and October 2010, respectively. He has also served as the Chairman of the Board and President of General Red International, Inc. since November 2007. Since May 2011, Mr. Hou has served as the Chief Executive Officer, President and Chairman of General Red Holding, Inc. Mr. Hou has also served as a director of Hua Mei Investments Limited and Han Glory International Limited since April 2011. Mr. Hou graduated from the PLA Nanchang Army Institute. Mr. Hou brings historical and operational expertise and experience to the Board.

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Mr. Hou also brings many years of food industry experience to the Board. Mr. Hou devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

Shaokang Zeng, 34, has been the Company’s Chief Financial Officer since July 2012. Mr. Zeng has served as the Finance Department Manager of General Fruit since December 2006. Mr. Zeng graduated from the People’s University of China where he studied accounting and received an MBA from Beijing University of Chemical Technology, College of Business Administration. Mr. Zeng brings financial and strategic experience to the Company’s Board of Directors. Mr. Zeng devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

Yongjun Zeng, 41, has been the Company’s Secretary since July 2012. Mr. Zeng has served as the Assistant General Manager of General Fruit since August 2003. Since May 2011, Mr. Zeng has also served as the Vice President of General Red Holding, Inc. He has also served as a director of General Red Industry Group Co., Ltd. since March 2006. Mr. Zeng graduated from the Central University of Finance and Economics College of Adult Education where he studied finance. Mr. Zeng brings financial and strategic experience to the Company’s Board of Directors. Mr. Zeng devotes as much time as necessary to the business of the Company and currently holds no other directorships in any other reporting company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES NAMED ABOVE.

PROPOSAL TWO

APPROVAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME

The Board unanimously adopted a resolution to submit to a vote of shareholders a special resolution to change the name of the Company from changing the name of the Company from “Geltology Inc.” to “General Agriculture Corporation.” If shareholders approve this proposal, the change in the Company’s name will become effective promptly after the Annual Meeting upon the filing by the Company of an amendment, in the form of the amendment attached hereto as Appendix A, to its certificate of incorporation with the Secretary of State of the State of Delaware reflecting the new name of the Company.

Purpose and Rationale for the Proposed Change of Name

The Company’s new name and identity is designed to better represent the Company’s current business in the Chinese navel orange industry and future agricultural industries into which the Company may enter.

Effect of the Proposed Amendment

If approved by shareholders, the change in our name will not affect the validity or transferability of any existing share certificates that bear the name “Geltology Inc.” If the proposed name change is approved, shareholders with certificated shares should continue to hold their existing share certificates. The rights of shareholders holding certificated shares under existing share certificates and the number of shares represented by those certificates will remain unchanged. Direct registration accounts and any new share certificates that are issued after the name change becomes effective will bear the name “General Agriculture Corporation.”

Our Common Stock is quoted on the Over the Counter Bulletin Board (the “OTCBB”) under the symbol “GELT.” If the proposed name change is approved, our shares will continue to trade under this symbol. However, a new CUSIP number will be assigned to the Common Stock shortly following the name change. If the proposal to change our name is not approved, our name and CUSIP number will remain unchanged.

This proposal requires approval by a majority of the Votes Cast at the Annual Meeting.

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THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE THE COMPANY’S NAME.

PROPOSAL THREE

APPROVAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

The Board has approved, and is hereby soliciting stockholder approval of, an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of eight-for-one in the form set forth in Appendix B to this Proxy Statement (the “Reverse Stock Split Amendment”). A vote for this Proposal Three will constitute approval of the Reverse Stock Split Amendment providing for the combination of eight shares of common stock into one share of common stock. If stockholders approve this proposal, the Board will have the authority, but not the obligation, in its sole discretion and without further action on the part of the stockholders, to effect the approved reverse stock split by filing the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware at any time after the approval of the Reverse Stock Split Amendment. If the Reverse Stock Split Amendment has not been filed with the Secretary of State of the State of Delaware by the close of business on June 28, 2014, the Board will abandon the Reverse Stock Split Amendment. If the reverse stock split is implemented, the Reverse Stock Split Amendment as set forth below but would not change the par value of a share of our common stock. Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of common stock outstanding immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split.

If the stockholders approve Proposal Three, the reverse stock split will be effected, if at all, only upon a determination by the Board that the reverse stock split is in the Company’s and the stockholders’ best interests at that time. In connection with any determination to effect the reverse stock split, the Board will set the time for such a split. This determination will be made by the Board with the intention to create the greatest marketability for our common stock based upon prevailing market conditions at that time.

The Board reserves its right to elect to abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interest of the company and its stockholders.

Purpose of the Reverse Stock Split Amendment

The purpose of the reverse stock split is to increase the per share trading value of the Common Stock. The Board intends to effect the proposed reverse stock split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for the Common Stock, and only if the implementation of a reverse stock split is determined by the Board to be in the best interests of the Company and its stockholders. The Board may exercise its discretion not to implement a reverse stock split.

The Common Stock currently is quoted on the OTCBB under the symbol “GELT” but is considering applying to list its shares on the Nasdaq Capital Market. The Nasdaq Capital Market has several initial listing criteria that companies must satisfy in order to remain listed thereon. One of these criteria, Nasdaq Listing Rule 5505(a), requires that a company’s common stock have a minimum bid price that is greater than or equal to $4.00 per share. The Company’s Common Stock must meet the applicable closing price requirement for at least five consecutive business days prior to approval by the Nasdaq Capital Market and for thirty of the sixty days prior to filing the listing application and prior to listing on Nasdaq Capital Market. On May 23, 2013, the closing price of the Common Stock was $0.62. If the price remains at, near, or under $0.62, the Company may be at risk of not complying with Rule 5505(a) and not being eligible to list on the Nasdaq Capital Market. The Company may wish to take action to alleviate this risk. The Company believes that approval of this proposal would significantly increase the Company’s ability to meet the Nasdaq Capital Market’s initial listing requirements.

A reverse stock split would allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks with a price below a certain threshold), potentially increasing the trading volume and liquidity of the Common Stock. In addition, a reverse stock split would help increase analyst and broker interest

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in the Common Stock, as their policies can discourage them from following or recommending companies with lower stock prices. Because of the trading volatility often associated with lower-priced stock, many brokerage houses and institutional investors have adopted internal policies and practices that either prohibit or discourage them from investing in such stocks or recommending them to their customers. Some of those policies and practices may also function to make the processing of trades in lower-priced stocks economically unattractive to brokers.

Impact of the Reverse Stock Split Amendment if Implemented

The reverse stock split will affect all holders of the Common Stock uniformly and will not affect any stockholder’s percentage ownership interest, or voting power, in the Company, except that stockholders that would otherwise receive fractional shares as a result of the reverse stock split will have their stock received rounded up to the next whole share in lieu of fractional shares. As a result, no holders of Common Stock would be eliminated in the event that the proposed reverse stock split is implemented. In addition, the reverse stock split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The principal effects of the Reverse Stock Split Amendment will be that:

•	each eight shares of Common Stock owned by a stockholder will be combined into one new share of Common Stock;

•	the number of shares of Common Stock issued and outstanding will be reduced from approximately 127,000,000 shares to 15,900,000 shares; and

•	because the number of issued and outstanding shares of Common Stock will decrease as result of the reverse stock split, the number of authorized but unissued shares of Common Stock may increase on a relative basis. These additional shares of authorized Common Stock would be available for issuance at the discretion of the Board from time to time for corporate purposes such as raising additional capital and settling outstanding obligations, acquisitions of companies or assets and sales of stock or securities convertible into or exercisable for Common Stock. The Company believes that the availability of the additional shares would provide the Company with additional flexibility to meet business and financing needs as they arise.

The table below illustrates the effect, as of May 14, 2013, of a reverse stock split on (i) the shares of Common Stock outstanding and reserved for issuance, (ii) the number of total authorized shares of Common Stock under our certificate of incorporation, and (iii) the resulting number of shares of Common Stock available for issuance:

	Shares of Common Stock Outstanding plus Shares of Common Stock Reserved for Issuance	Total Authorized Shares of Common Stock	Shares of Common Stock Available for Issuance (% of total authorized)
eight-for-one	15,918,694	200,000,000	184,081,306 (92.0)%

We do not have any current plans, arrangements or understandings relating to the issuance of any additional shares of Common Stock.

Certain Risks Associated with the Reverse Stock Split

•	If the reverse stock split is effected and the market price of the Common Stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of the Common Stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding.

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•	There can be no assurance that the reverse stock split will result in any particular price for the Common Stock. As a result, the trading liquidity of the Common Stock may not necessarily improve.

•	There can be no assurance that the market price per share of the Common Stock after a reverse stock split will increase proportionately to the reduction in the number of shares of the Common Stock outstanding before the reverse stock split. For example, based on the closing price of the Common Stock on May 23, 2013 of $0.62 per share, if the reverse stock split were implemented and approved for the reverse stock split ratio of eight-for-one, there can be no assurance that the post-split market price of the Common Stock would be $4.00 or greater. Accordingly, the total market capitalization of the Common Stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of the Common Stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

•	Because the number of issued and outstanding shares of Common Stock would decrease as result of the reverse stock split, the number of authorized but unissued shares of Common Stock may increase on a relative basis. If the Company issues additional shares of Common Stock, then the ownership interest of the Company’s current stockholders would be diluted, possibly substantially.

•	The proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect. For example, the issuance of a large block of Common Stock could dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company.

•	The reverse stock split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

The Board intends to effect the reverse stock split only if it believes that a decrease in the number of shares is likely to improve the trading price of the Common Stock and if the implementation of the reverse stock split is determined by the Board to be in the best interests of the company and its stockholders.

Effective Time

The proposed reverse stock split would become effective as of 11:59 p.m., Eastern Time (the “Effective Time”), on the date of filing the Reverse Stock Split Amendment with the office of the Secretary of State of the State of Delaware. Except as explained below with respect to fractional shares, at the Effective Time, all shares of the Common Stock issued and outstanding immediately prior thereto will be combined, automatically and without any action on the part of stockholders, into a lesser number of shares the Common Stock calculated in accordance with the reverse stock split ratio approved by the stockholders.

After the Effective Time, the Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described below.

After the Effective Time, the Company will continue to be subject to periodic reporting and other requirements of the Exchange Act. The Common Stock will continue to be quoted on the OTCBB under the symbol “GELT” until such time that the Company applies to and is accepted for listing by the Nasdaq Capital Market, although Nasdaq will add the letter “D” to the end of the trading symbol for a period of 20 trading days after the Effective Date to indicate that the reverse stock split has occurred.

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Board Discretion to Implement the Reverse Stock Split Amendment

If the reverse stock split is approved by the Company’s stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split is in the best interests of the Company and the stockholders. The Board’s determination as to whether the reverse stock split will be effected will be based upon certain factors, including existing and expected marketability and liquidity of the Common Stock, prevailing market conditions and the likely effect on the market price of the Common Stock.

Fractional Shares

No fractional shares of Common Stock will be issued in connection with the reverse stock split. If as a result of the reverse stock split, a stockholder of record would otherwise hold a fractional share, the shares received by that stockholder of record will be rounded up to the next whole share.

Effect on Beneficial Holders of Common Stock (i.e. stockholders who hold in “street name”)

Upon the reverse stock split, we intend to treat shares held by stockholders in “street name,” through a bank, broker or other nominee, in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding the Common Stock in “street name”. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of the Common Stock with a bank, broker or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker or other nominee.

Effect on Registered “Book-Entry” Holders of Common Stock (i.e. stockholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Certain of the Company’s registered holders of Common Stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

If a stockholder holds registered shares in book-entry form with the transfer agent, no action needs to be taken to receive post-reverse stock split shares or cash payment in lieu of any fractional share interest, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of Common Stock held following the reserve stock split.

If a stockholder is entitled to a payment in lieu of any fractional share interest, a check will be mailed to the stockholder’s registered address as soon as practicable after the Effective Time. By signing and cashing the check, stockholders will warrant that they owned the shares of Common Stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property laws. In addition, stockholders will not be entitled to receive interest for the period of time between the Effective Time of the reverse stock split and the date payment is received.

Effect on Certificated Shares

Stockholders holding shares of the Common Stock in certificate form will be sent a transmittal letter by the transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a stockholder should surrender his or her certificate(s) representing shares of the Common Stock (“Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split Common Stock (“New Certificates”). No New Certificate will be issued to a stockholder until such stockholder has surrendered all Old Certificates, together with a properly completed and executed letter to transmittal, to the transfer agent. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates.

Stockholders will then receive a New Certificate(s) representing the number of whole shares of Common Stock which they are entitled as a result of the reverse stock split. Until surrendered, the Company will deem outstanding

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Old Certificates held by stockholders to be cancelled and only to represent the number of whole shares of post-reverse stock split Common Stock to which these stockholders are entitled.

Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for new certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate(s), the New Certificate will be issued with the same restrictive legends that are on the back of the Old Certificate(s).

If a stockholder is entitle to a payment in lieu of any fractional share interest, such payment will be made to described above under “Fractional Shares”.

Stockholders should not destroy any stock certificate(s) and should not submit any stock certificate(s) until requested to do so.

Accounting Matters

The reverse stock slip will not affect the par value of a share of the Common Stock. As a result, as of the Effective Time of the reverse stock split, the stated capital attributable to Common Stock on the Company’s balance sheet will be reduced proportionately based on the reverse stock split ratio (including a retroactive adjustment of prior periods), and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. Reported per share net income or loss will be higher because there will be fewer shares of Common Stock outstanding.

No Appraisal Rights

Under the Delaware General Corporation Law, stockholders are not entitled to appraisal rights with respect to the reverse stock split, and the Company will not independently provide stockholders with any such right.

Certain United States Federal Income Tax Considerations

The following is a summary of certain U.S. federal income tax consequences of the reverse stock split to holders of the Common Stock. This discussion is based upon the Code, Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS) and other applicable authorities, all as currently in effect and all of which are subject to change or differing interpretations (possibly with retroactive effect). This discussion is limited to U.S. holders (as defined below) that hold their shares of Common Stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). This discussion does not address all of the tax consequences that may be relevant to a particular stockholder or to stockholders that are subject to special treatment under U.S. federal income tax laws, such as:

•	stockholders that are not U.S. holders

•	financial institutions;

•	insurance companies;

•	tax-exempt organizations;

•	dealers in securities or currencies;

•	persons whose functional currency is not the U.S. dollar;

•	traders in securities that elect to use a mark to market method of accounting;

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•	persons who own more than 5% of the Company’s outstanding stock;

•	persons that hold the Common Stock as part of a straddle, hedge, constructive sale or conversion transaction; and

•	U.S. holders who acquired their shares of the Common Stock through the exercise of an employee stock option or otherwise as compensation.

If a partnership or other entity taxed as a partnership holds the Common Stock, the tax treatment of a partner in the partnership generally will depend upon the status of the partners and the activities of the partnership. Partnerships and partners in such a partnership should consult their tax advisors about the tax consequences of the reverse stock split to them.

This discussion does not address the tax consequences of the reverse stock split under state, local or foreign tax laws. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax consequences set forth below.

Holders of the Common Stock are encouraged to consult with their own tax advisors as to the tax consequences of the reverse stock split in their particular circumstances, including the applicability and effect of the alternative minimum tax and any state, local or foreign and other tax laws and of changes in those laws.

For purposes of this section, the term “U.S. holder” means a beneficial owner of the Common Stock that for U.S. federal income tax purposes is:

•	a citizen or resident of the United States;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any State or the District of Columbia;

•	an estate that is subject to U.S. federal income tax on its income regardless of its source; or

•	a trust, the substantial decisions of which are controlled by one or more U.S. persons and which is subject to the primary supervision of a U.S. court, or a trust that validly has elected under applicable Treasury regulations to be treated as a U.S. person for U.S. federal income tax purposes.

Tax Consequences of the Reverse Stock Split Generally

Except as provided below with respect to cash received in lieu of fractional shares, a U.S. holder will not recognize any gain or loss as a result of the reverse stock split.

Cash received in lieu of fractional shares

A U.S. holder that receives cash in lieu of a fractional share of Common Stock in the reverse stock split will generally be treated as having received such fractional share and then as having received such cash in redemption of such fractional share interest. A U.S. holder generally will recognize gain or loss measured by the difference between the amount of cash received and the portion of the basis of the pre-reverse stock split Common Stock allocable to such fractional interest. Such gain or loss generally will constitute capital gain or loss and will be long-term capital gain or loss if the U.S. holder’s holding period in the Common Stock exchanged therefore was greater than one year as of the date of the exchange.

Tax Basis and Holding Period

A U.S. holder’s aggregate tax basis in the Common Stock received in the reverse stock split will equal such stockholder’s aggregate tax basis in the Common Stock surrendered in the reverse stock split reduced by any amount

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allocable to a fractional share of post-reverse stock split Common Stock for which cash is received. The holding period for the shares of the Common Stock received in the reverse stock split generally will include the holding period for the shares of the Common Stock exchanged therefor.

This proposal requires approval by a majority of the Votes Cast at the Annual Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE COMPANY’S CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT.

PROPOSAL FOUR

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT AUDITORS

The Board has selected the firm of Patrizio & Zhao, LLC as our independent auditors for the fiscal year ending September 30, 2013, subject to ratification by our stockholders at the Annual Meeting. Patrizio & Zhao, LLC has been our independent auditors since the fiscal year ended 2012. A representative of Patrizio & Zhao, LLC is not expected to be present at the Annual Meeting.

More information about our independent auditors is available under the heading “Independent Auditors” on page 16 below.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF PATRIZIO & ZHAO, LLC AS OUR INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2013.

PROPOSAL FIVE

ADVISORY RESOLUTION APPROVING EXECUTIVE COMPENSATION

General Information

Shareholders have an opportunity to cast an advisory vote on compensation of our named executive officers, as disclosed in this Proxy Statement. This proposal, commonly known as “Say on Pay,” gives shareholders the opportunity to approve, reject or abstain from voting on the proposed resolution regarding our fiscal year 2012 executive compensation program.

Our compensation philosophy policies are comprehensively described in the Compensation of Executive Officers section beginning on page 15 of this Proxy Statement. Our Board of Directors designs our compensation policies for our named executive officers to create executive compensation arrangements that are linked both to the creation of long-term growth, sustained shareholder value and individual and corporate performance, and are competitive with peer companies of similar size, value and complexity and encourage stock ownership by our senior management. Based on its review of the total compensation of our named executive officers for fiscal year 2012, the Board believes that the total compensation for each of the named executive officers is reasonable and effectively achieves the designed objectives of driving superior business and financial performance, attracting, retaining and motivating our people, aligning our executives with shareholders’ long-term interests, focusing on the long-term and creating balanced program elements that discourage excessive risk taking.

Our Board of Directors values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making future executive compensation decisions as it deems appropriate. The approval of the non-binding resolution approving the compensation of our named executive officers requires that the votes cast in favor of the proposal exceed the number of votes cast in opposition to the proposal. However, neither the approval nor the disapproval of this resolution will be binding on the Board of Directors or us nor construed as overruling a decision by the Board of Directors or us. Neither the approval nor the disapproval of this resolution will create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for the Board of Directors or us.

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THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE APPROVAL OF THE NON-BINDING ADVISORY RESOLUTION APPROVING THE COMPANY’S COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS:

“RESOLVED, that the Company’s shareholders APPROVE, on an non-binding advisory basis, the compensation paid to the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the SEC’s compensation disclosure rules.”

PROPOSAL SIX

NON-BINDING PROPOSAL REGARDING THE FREQUENCY (ONE, TWO OR THREE YEARS) WITH WHICH THE NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS SHOULD BE CONDUCTED

SEC rules adopted pursuant to the Dodd-Frank Act require that, not less frequently than once every three years, we will include in the proxy materials for a meeting of shareholders where executive compensation disclosure is required by the SEC rules, an advisory resolution subject to a non-binding shareholder vote to approve the compensation of our named executive officers. The approval of this resolution is included as Proposal Five in this Proxy Statement. The Dodd-Frank Act also requires that, not less frequently than once every six years, we enable our shareholders to vote to approve, on an advisory (non-binding) basis, the frequency (one, two or three years) with which the non-binding shareholder vote to approve the compensation of our named executive officers should be conducted. In accordance with such rules, we are requesting your vote to advise us of whether you believe this non-binding shareholder vote to approve the compensation of our named executive officers should occur every one, two or three years, or abstain.

We believe that a non-binding shareholder vote on executive compensation should occur every three years. Our executive compensation program is designed to create executive compensation arrangements that are linked both to the creation of long-term growth, sustained shareholder value and individual and corporate performance, and are competitive with peer companies of similar size, value and complexity and encourage stock ownership by our senior management. As described above, one of the core principles of our executive compensation program is to ensure management’s interests are aligned with shareholders’ long-term interests, focusing on the long-term and creating balanced program elements that discourage excessive risk taking. Thus, we grant awards with multi-year performance and service periods to encourage our named executive officers to focus on long-term performance. Accordingly, we recommend a triennial vote which would allow our executive compensation programs to be evaluated over a similar time-frame and in relation to our long-term performance.

A triennial vote will provide us with the time to thoughtfully respond to shareholders’ sentiments and implement any necessary changes. We carefully review changes to the program to maintain the consistency and credibility of the program which is important in motivating and retaining our employees. We therefore believe that a triennial vote is an appropriate frequency to provide our people and our Board of Directors sufficient time to thoughtfully consider shareholders’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be appropriate to implement any decisions related to such changes.

We will continue to engage with our shareholders regarding our executive compensation program during the period between shareholder votes. Engagement with our shareholders is a key component of our corporate governance. We seek and are open to input from our shareholders regarding board and governance matters, as well as our executive compensation program, and believe we have been appropriately responsive to our shareholders. We believe this outreach to shareholders, and our shareholders’ ability to contact us at any time to express specific views on executive compensation, hold us accountable to shareholders and reduce the need for and value of more frequent advisory votes on executive compensation.

For the reasons stated above, the Board of Directors is recommending a vote FOR a three-year frequency for the non-binding shareholder vote to approve the compensation of our named executive officers. Note that shareholders are not voting to approve or disapprove the recommendation of the Board of Directors with respect to this proposal.

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Instead, each proxy card provides for four choices with respect to this proposal: a one, two or three year frequency, or shareholders may abstain from voting on the proposal and you are being asked only to express your preference for a one, two or three year frequency or to abstain from voting.

Your vote on this proposal will be non-binding on us and the Board of Directors and will not be construed as overruling a decision by us or the Board of Directors. Your vote will not create or imply any change to our fiduciary duties or create or imply any additional fiduciary duties for us or the Board of Directors. However, the Board of Directors values the opinions that our shareholders express in their votes and will consider the outcome of the vote when making such future compensation decisions as it deems appropriate.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR A THREE-YEAR FREQUENCY FOR THE NON-BINDING SHAREHOLDER VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

OTHER MATTERS

The Board does not know of any other matters that may be brought before the Annual Meeting. However, if any such other matters are properly brought before the Annual Meeting, the proxies may use their own judgment to determine how to vote your shares.

MATTERS RELATING TO OUR GOVERNANCE

Code of Ethics

We adopted a Code of Business Conduct and Ethics on August 5, 2012. The Code of Ethics, in accordance with Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K, constitutes our Code of Ethics for our principal executive officer, our principal financial and accounting officer and our other senior financial officers. The Code of Ethics is intended to promote honest and ethical conduct, full and accurate reporting, and compliance with laws as well as other matters. A printed copy of the Code of Ethics may be obtained free of charge by writing to Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007. The Code of Ethics is also available at www.sec.gov as exhibit number 14.2 to Amendment No. 1 to the Company’s Transition Report on Form 10-K filed with the SEC on January 31, 2013.

Committees of the Board of Directors

Audit Committee

We have not yet appointed an audit committee. At the present time, we believe that the members of Board of Directors are collectively capable of analyzing and evaluating our financial statements and understanding internal controls and procedures for financial reporting. We do, however, recognize the importance of good corporate governance and intend to appoint an audit committee comprised entirely of independent directors, including at least one financial expert, in the near future.

Nominating Committee

We do not presently have a nominating committee. Our board of directors currently acts as our nominating committee.

Compensation Committee

We do not presently have a compensation committee. Our board of directors currently acts as our compensation committee.

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Security Holder Recommendations for Board Nominees

There have been no changes to the procedures by which our stockholders may recommend nominees to the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of May 7, 2013, the Company’s directors, executive officers and principal stockholders beneficially own, directly or indirectly, in the aggregate, approximately 79.43% of its outstanding Common Stock. These stockholders have significant influence over the Company’s business affairs, with the ability to control matters requiring approval by the Company’s stockholders, including the six proposals set forth in this Proxy Statement as well as approvals of mergers or other business combinations.

The following table sets forth as of May 7, 2013, certain information with respect to the beneficial ownership of the Common Stock as to (i) each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company’s Common Stock, (ii) each of the Company’s directors, (iii) each of the Company’s Named Executives (as defined below) and (iv) all of the Company’s directors and executive officers as a group.

COMMON STOCK
	Shares Beneficially Owned (b)
Name (a)	Number	Percent
Xingping Hou (c)	79,982,724	62.80%
Yongjun Zeng	26,505	*
Shaokang Zeng	—	—
Across Asia Investments Limited (d)	8,660,000	6.80%
Ever Shining Investments Limited (e)	8,670,000	6.81%
Hua Mei Investments Limited (c)	79,982,724	62.80%
Zhihao Sabio Zhang (c)	79,982,724	62.80%
All directors and executive officers as a group (3 persons)	80,009,229	62.83%

*	Less than 1%

(a)	Unless otherwise indicated, the business address of each person named in the table is c/o Geltology Inc., Room 801, Plaza B, Yonghe Building, No. 28 AnDingMen East Street, Dongcheng District, Beijing, China, Postal Code: 100007.
(b)	Applicable percentage of ownership is based on 127,349,551 shares of Common Stock outstanding as of May 7, 2013. Beneficial ownership is determined in accordance with the rules of the SEC, and includes voting and investment power with respect to shares. Shares of Common Stock subject to options, warrants or other convertible securities exercisable within 60 days after May 7, 2013 are deemed outstanding for computing the percentage ownership of the person holding such options, warrants or other convertible securities, but are not deemed outstanding for computing the percentage of any other person. Except as otherwise noted, the named beneficial owner has the sole voting and investment power with respect to the shares of Common Stock shown.
(c)	These 79,982,724 shares are held directly by Hua Mei Investments Limited, of which Xingping Hou is the sole director and Zhihao Sabio Zhang is the sole stockholder. Mr. Hou and Mr. Zhang are controlling persons of Hua Mei Investments Limited, and Mr. Hou has sole voting and dispositive power with respect to the securities beneficially owned by Hua Mei Investments Limited. Pursuant to a call option agreement dated July 1, 2012, Mr. Hou has the right to purchase all of the shares in Hua Mei Investments Limited held by Mr. Zhang, subject to the option vesting in three annual installments over a period of three years as follows: 34% becomes exercisable on July 1, 2013, 33% becomes

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exercisable on July 1, 2014, and the remaining 33% becomes exercisable on July 1, 2015. The option expires on July 1, 2017. Each of Mr. Hou, Mr. Zhang and Hua Mei Investments Limited disclaims beneficial ownership of such securities, except to the extent of its or his pecuniary interest therein, if any.
(d)	Shiqiu Xiao controls Across Asia Investment Limited.
(e)	Chunquan Luo controls Ever Shining Investment Limited.

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

Executive Officers

The Company’s executive officers are Xingping Hou, Chief Executive Officer, President and Chairman of the Board, Yongjun Zeng, Secretary and a member of the Board, and Shaokang Zeng, Chief Financial Officer and a member of the Board. Biographical information for Messrs. Hou, Zeng and Zeng is included above in Proposal One.

Currently our executive officers serve without compensation.

Related Party Transactions

Transactions with Entities Under Common Control

In the fiscal year ended December 31, 2010, an aggregate of $501,751 was loaned to the company by Mr. Xingping Hou, and his affiliated entity, Xingguo Hong Tian Xia Mountain Tea Oil Co. Ltd. Such amounts were non-interest bearing and repaid in full in 2011.

Transactions with a Major Shareholder

In the fiscal year ended December 31, 2011 and in the nine months ended September 30, 2011, Huamei, the major shareholder loaned the company approximately $328,434 and $131,280, respectively. Xingping Hou is the sole director of Hua Mei and has the right to purchase all of the shares in Hua Mei. These loans are non-interest bearing and payable on demand. The proceeds of these loans were utilized as working capital.

In September 2012, Huamei and Greater China International entered into an agreement to forgive debt in the amount of $307,720, owed by Greater China International, to be converted and contributed to the capital reserve of the company. Pursuant to the agreement, the additional paid in capital of the Company increased to $4,898,429 after the conversion.

Employment Agreements

None of our executive officers, namely Xingping Hou, our Chief Executive Officer, and Shaokang Zeng, our Chief Financial Officer, have received compensation, paid or accrued, by the Company or its subsidiaries during the transition period of January 1, 2012 through September 30, 2012 or in the fiscal years ended December 31, 2011 and 2010. We do not have any employment agreements with our executive officers. However, we intend to enter into executive employment agreements in January 2013, which will provide for terms of compensation for our executive officers.

Director Compensation

Currently our directors serve without compensation.

REPORT OF THE BOARD OF DIRECTORS

The Board oversees the Company’s financial reporting process. In fulfilling its oversight responsibilities, the Board reviewed and discussed with management the audited financial statements in the Form 10-K, including a discussion

15

of the acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The Board reviewed and discussed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with the standards of the Public Company Accounting Oversight Board, the matters required to be discussed by Statements on Auditing Standards (SAS 61), as may be modified or supplemented, and their judgments as to the acceptability of the Company’s accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board.

In addition, the Board has discussed with the independent auditors the auditors’ independence from management and the Company, including receiving the written disclosures and letter from the independent auditors as required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, and has considered the compatibility of any non-audit services with the auditors’ independence.

The Board discussed with the Company’s independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examinations and the overall quality of the Company’s financial reporting.

In reliance on the reviews and discussions referred to above, the Board approved that the audited financial statements be included in the Form 10-K for the year ended September 30, 2012 for filing with the SEC.

Respectfully submitted,

The Board of Directors

Xingping Hou, Chairman

Yongjun Zehng

Shaokang Zehng

THE FOREGOING REPORT SHALL NOT BE “SOLICITING MATERIAL” OR BE DEEMED “FILED” WITH THE SEC, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT THE COMPANY SPECIFICALLY INCORPORATES IT BY REFERENCE INTO SUCH FILING.

INDEPENDENT AUDITORS

Our current principal independent auditor is Patrizio & Zhao, CPA (“Patrizio”), whom we engaged on July 11, 2012, after dismissal of our prior principal independent auditor, Weinberg & Baer LLC (“Weinberg”). Prior to the Share Exchange, Weinberg performed the audit for the fiscal years ended December 31, 2011 and 2010 and reviewed the Company’s unaudited financial statements through the quarter ended June 30, 2012. Patrizio performed the audit for the Company on a consolidated basis, post-Share Exchange, for the Transition Period and for the fiscal years ended December 31, 2011 and 2010. The following are the services provided and the amounts billed.

Audit Fees

The aggregate fees billed by Weinberg for professional services rendered for the audit of the Company’s annual financial statements for the fiscal years ended December 31, 2011 and 2010 and review of the Company’s unaudited financial statements through the quarter ended June 30, 2012 were as follows:

	December 31, 2011	December 31, 2010
Audit Fees	$13,000	$—
Audit Related Fees	—	—
Tax Fees	250	250
All Other Fees	—	—

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The aggregate fees billed by Patrizio for professional services rendered for the audit of the Company’s annual financial statements for the Transition Period and for the fiscal years ended December 31, 2011 and 2010 were as follows:

	Transition Period ended September 30, 2012	December 31, 2011	December 31, 2010
Audit Fees	$70,000	$70,000	$70,000
Audit Related Fees	—	—	—
Tax Fees	—	—	—
All Other Fees	—	—	—

17

Appendix A

AMENDMENT TO CERTIFICATE OF INCORPORATION

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF

GELTOLOGY INC.

Geltology Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article thereof numbered “FIRST” so that, as amended, said Article shall be and read as follows:

“The name of this Corporation is General Agriculture Corporation.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this ______ day of ______________, 2013.

By:
Name: Yongjun Zeng
Title: Secretary

Appendix B

AMENDMENT TO CERTIFICATE OF INCORPORATION

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

OF CERTIFICATE OF INCORPORATION

OF

GELTOLOGY INC.

Geltology Inc. (the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

FIRST: That at a meeting of the Board of Directors of the Corporation resolutions were duly adopted setting forth a proposed amendment of the Certificate of Incorporation of the Corporation, declaring said amendment to be advisable and calling a meeting of the stockholders of the Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

RESOLVED, that the Certificate of Incorporation of the Corporation be amended by changing the Article thereof numbered “FOURTH” so that, as amended, said Article shall be and read as follows:

"The total number of shares of common stock which the Corporation is authorized to issue is 200,000,000, at a par value of $0.0001 per share ("Common Stock").

Upon the filing and effectiveness (the "Effective Time") pursuant to the Delaware General Corporation Law of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each eight (8) shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the "Reverse Stock Split"). No fractional shares shall be issued in connection with the Reverse Stock Split. Stockholders who otherwise would be entitled to receive fractional shares of Common Stock shall have their stock received rounded up to the next whole share in lieu of fractional shares.”

SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

2

IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed this ______ day of ______________, 2013.

By:
Name: Yongjun Zeng
Title: Secretary

3

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR the following:

	For	Against	Abstain
1. Election of Directors			
1a. Xingping Hou	☐	☐	☐
1b. Shaokang Zeng	☐	☐	☐
1c. Yongjun Zeng	☐	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000181559_1 R1.0.0.51160

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com .

GELTOLOGY INC.
Annual Meeting of Shareholders
June 28, 2013 10:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Xingping Hou and Shaokang Zeng, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of GELTOLOGY INC. that the shareholder(s) is/are entitled to vote at the Annual Meeting of shareholder(s) to be held at 10:00 AM, LST on June 28, 2013, at the Geltology, Inc, and any adjournment or postponement thereof.

0000181559_2 R1.0.0.51160

Continued and to be signed on reverse side